LOAN AGREEMENT		ДОГОВОР ЗАЙМА

Moscow	November 26, 2012	г. Москва	26 ноября 2012 года

 This LOAN AGREEMENT (hereinafter, the "Agreement") is made and entered into this 26th day of November, 2012 (the "Effective Date") by and between

(i) Net Element International, Inc. (hereinafter, the "Lender"), represented by President Dmitry Kozko, and

(ii) INFRATONT EQUITIES INC. (hereinafter, the "Borrower"), represented by Attorney-in-Fact Sergey Osipov (power of attorney dated 27.08.2012 effective to September 16, 2013).

Further in the text Lender and Borrower shall be together referred to as – the “Parties” and individually – the “Party”.

NOW THEREFORE, in consideration of the following premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. Loan. Lender agrees to make a loan in the amount of USD 1,791,475.00 (the "Loan Amount") to the Borrower, due and payable on the Maturity Date (as defined below in Section 4 of the present Agreement) in accordance with the provisions hereof.

2. Funding of Loan. Within five (5) business days from the Effective Date, Lender will disburse the Loan Amount by one or more wire transfers of immediately available funds to Borrower. The date upon which such wire transfer is completed and fully accumulated on the bank account of the Borrower will be the "Funding Date."

(a) Lender’s funding instructions: bank wire using on-line banking system wire website. Any commissions, levies, duties and any other costs and payments incurred in respect of wire transfer of the Loan Amount from the Lender to the Borrower shall be covered by the Lender.

(b) Purpose of Funding. The Borrower shall use the Loan Amount for working capital, development of its business, distribution of funds among its subsidiaries and placing the funds to deposit at a bank / credit institution.

3. Interest. From the Funding Date the Loan Amount shall accrue interest at the rate of 1.75% per month, the interest to be accrued on a monthly basis except with respect to any prepayment of the Loan Amount, in which case the interest shall be calculated on the basis of each calendar day of the Loan Amount remains outstanding). The Loan Amount shall be repaid on the Maturity Date (as defined below in Section 4 of the present Agreement).

 Настоящий ДОГОВОР ЗАЙМА (далее «Договор») заключен сегодня, 26 ноября 2012 года (далее – «Дата заключения договора») между

(i) Net Element International, Inc. (далее «Займодавец») в лице Президента Дмитрия Козко, и

(ii) INFRATONT EQUITIES INC. (далее «Заемщик») в лице Поверенного Осипова Сергея (доверенность от 27.08.2012, действует до 16.09.13).

Далее по тексту Займодавец и Заемщик совместно именуются «Стороны», а по отдельности – «Сторона».

НАСТОЯЩИМ, с учетом нижеследующих условий, а также эквивалентного и надлежащего встречного удовлетворения, получение и достаточность которого сим признается, Стороны заключили настоящий Договор:

1. Заем. Займодавец соглашается предоставить заем в размере 1.791.475,00 доллара США («Сумма займа») Заемщику сроком дo Даты погашения (как определено ниже в Статье 4 настоящего Договора) в соответствии с условиями данного Договора.

2. Финансирование займа. В течение пяти (5) рабочих дней после Даты заключения договора Займодавец выплатит Сумму займа одним или несколькими банковскими переводами с немедленным зачислением средств на расчетный счет Заемщика. Дата, когда перевод Суммы займа будет выполнен полностью и сумма Займа будет в полном объеме зачислена на расчетный счет Заемщика, считается «Датой финансирования».

(а) Инструкции по финансированию для Займодавца: банковский перевод с использованием онлайновой банковской системы переводов. Все комиссии, сборы, прочие платежи, связанные с переводом денежных средств от Займодавца Заемщику относятся на счет Займодавца.

(b) Цель финансирования. Заемщик обязуется использовать Сумму займа на пополнение оборотных средств, развитие бизнеса, распределение средств между дочерними обществами Заемщика и использование заемных денежных средств для помещения их на депозит в банке / кредитной организации.

3. Проценты. Начиная с Даты финансирования, на Сумму займа начисляются проценты в размере 1,75% в месяц, начисление процентов происходит ежемесячно, кроме случая досрочного погашения задолженности по данному договору (когда начисление процентов производится из расчета за каждых календарный день пользования заемными средствами). Cумма займа в полном объеме должна быть возвращена Заемщиком Займодавцу в Дату погашения (как определено ниже в статье 4 данного договора).

 4. Loan Repayment. The Borrower shall repay the Loan Amount on November 15, 2013 (the "Maturity Date". The interest accrued shall be paid by the Borrower to the Lender every calendar quarter beginning on March 2013. It is understood that any payments made by the Borrower and received by the Lender under this Loan Agreement shall be considered as repayment of interest and then the repayment of the principal amount (the Loan Amount). The Maturity Date shall be deferred to the next 3 months if prior to the Maturity Date the Lender does not demand from the Borrower to repay the Loan Amount, and any interest accrued and unpaid thereon, and also if prior to the Maturity Date the Borrower does not repay Loan Amount, and any interest accrued and unpaid thereon. The Borrower shall be entitled to prepay the Loan Amount fully or partially at any time without penalty, compensation or charge.

5. Collateral. In order to secure the obligations of the Borrower under the present Agreement the following сollateral shall be provided to the Creditor:

- the Borrower’s accounts receivables (the amount due to the Borrower from the counteragents).

6. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Loan Agreement:

(a) If the Borrower:

(i) applies for or consents to the appointment of a temporary manager, arbitration manager, receiver or liquidator of itself or of all or a substantial part of its property,

(ii) admits in writing its inability to pay its debts generally as they mature,

(iii) makes a general assignment for the benefit of any of its creditors,

(iv) is voluntarily dissolved or liquidated,

(v) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it,

 4. Погашение займа. Заемщик обязуется выплатить Сумму займа 15 ноября 2013 года («Дата погашения»). Начисленные проценты должны выплачиваться Заемщиком Займодавцу каждый календарный квартал, начиная с марта 2013 года. При этом какие-либо платежи Заемщика по настоящему договору займа, полученные Займодавцем, в первую очередь рассматриваются в качестве погашения процентов, а затем в качестве погашения суммы основного долга (Суммы займа). Дата погашения переносится на следующие 3 месяца, если до наступления Даты погашения Займодавец не потребовал от Заемщика выплаты Суммы займа, а также любых начисленных и невыплаченных процентов, а также если Должник не выплатил Сумму займа, а также любые начисленные и невыплаченные проценты. Заемщик имеет право на досрочное погашение Суммы займа полностью или частично и начисленных к тому моменту процентов в любое время без каких-либо штрафных санкций, компенсаций или уплаты пени.

5. Обеспечение обязательств. В целях обеспечения обязательств Заемщика по настоящему Договору Заимодавцу предоставляется следующее обеспечение:

- дебиторская задолженность Заемщика (сумма, причитающаяся к оплате Заемщику от контрагентов).

6. Случаи невыполнения обязательств. Возникновение любого из нижеуказанных обстоятельств является «Случаем неисполнения» в соответствии с данным Договором:

(а) Если Заемщик:

(i) подал заявление или дал согласие на назначение временного управляющего, арбитражного управляющего, ликвидатора для всей или значительной части своей собственности;

(ii) признал в письменном виде свою неспособность погасить долги, подлежащие уплате;

(iii) выполнил общую уступку прав в пользу кого-либо из кредиторов;

(iv) ликвидируется как юридическое лицо в добровольном;

(v) начал добровольный процесс по ликвидации, реорганизации или иному освобождению от ответственности в отношении себя или своих долгов в соответствии с любым законом о банкротстве, несостоятельности, или другим действующим подобным законом, или дал согласие на любое подобное освобождение от ответственности или назначение официального лица в отношении Заемщика и его имущества в деле о принудительном признании банкротом, или в ходе других судебных процедур, возбужденных против Заемщика;

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 or

(b) If the Borrower seeks the appointment of a temporary manager, arbitration manager, receiver or liquidator of the Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization, or other relief with respect to the Borrower or the debts thereof under any bankruptcy, insolvency, or other similar law or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

(c) If the Borrower fails to pay the Loan Amount and/or accrued interest when due and payable and such failure continues for sixty (60) business days from the date of receipt of written notice of such failure from the Lender.

If, in the case of a payment default, payment is not received, or, in the event of any other default, if such default is not cured within sixty (60) calendar days following demand by Lender, then an Event of Default shall be deemed to have occurred and Lender may accelerate repayment of the Loan Amount and may take any actions to obtain repayment of principal, interest and costs associated with any collection effort.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the British Virgin Islands.

8. Arbitration.

(a) The Parties shall strive to settle any discrepancy or dispute arising out of and in connection with the present Agreement in amicable way by negotiations.

(b) Any disputes and misunderstandings that cannot be resolved amicably by negotiations shall be transferred by the Parties to jurisdiction of the relevant court of the British Virgin Islands.

9. Notices. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day and (ii) on the next business day after timely delivery to a reputable overnight courier, to the parties at the following addresses:

 или

(b) Если Заемщик добивается назначения временного управляющего, арбитражного управляющего, ликвидатора для всей или значительной части своей собственности, или в отношении Заемщика возбуждено дело о признании Заемщика банкротом или к Заемщику применяются другие процедуры, целью которых является или может явиться ликвидация Заемщика, его реорганизация или иное освобождение от ответственности в соответствии с любым законом о банкротстве, несостоятельности, или другим действующим подобным законом.

(с) Если Заемщик не в состоянии выплатить Сумму займа и/или начисленные проценты в установленный срок, и такое неисполнение продолжается в течение шестидесяти (60) рабочих дней с даты получения письменного уведомления от Займодавца о подобном нарушении обязательств.

В случае неплатежa, если платеж не получен, или, в случае любогo другoгo Случая неисполнения, eсли дaннoе неисполнениeне исправлено в течение шестидесяти (60) календарных дней с момента письменного уведомления от Займодавца, то считается, что наступил Случай невыполнения обязательств и Займодавец может ускорить погашение Суммы займа и имеет право принимать любые меры по возмещению основной суммы долга, процентов и расходов, связанных с действиями, предпринимаемыми для возврата денег.

7. Применимое право. Данный Договор регулируется и толкуется в соответствии с правом Британских Виргинских островов.

8. Разрешение споров.

(а) Стороны приложат все усилия, чтобы разрешить любые споры и разногласия, возникающие из и по поводу настоящего Договора, мирным путем посредством переговоров.

(b) Споры и разногласия, которые Сторонам не удалось решить путем переговоров, должны быть переданы на рассмотрение соответствующего суда Британских Виргинских островов.

9. Уведомления. Все уведомления, запросы, требования и другие сообщения, связанные с осуществлением Сторонами прав и исполнением из обязательств по настоящему Договору должны, оформляться в письменной форме и считаются предоставленными должным образом с момента их получения при личной доставке уполномоченному представителю соответствующей Стороны, которой они адресованы, или по факсу, если же такая доставка осуществляется в нерабочий день, то в этом случае такая доставка должна осуществляться на следующий рабочий день или (ii) на следующий рабочий день после своевременной доставки через курьера по следующим адресам:

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 (a) If to Lender, to:

Net Element International, Inc.

Attention: Jonathan New

Address: 1450 S. Miami Avenue

Miami, FL 33130

USA

Phone: +1 305.588.0122

or to such other Person or address as Lender shall furnish by notice to the other parties in writing.

(b) If to the Borrower, to:

INFRATONT EQUITIES INC.

Attention: SergeyOsipov

Address: P.O. Box 3321, Drake Chambers, Road Town, Tortola, BVI

10. Attorneys Fees. In the event of a dispute between the parties, the prevailing party shall be entitled to all reasonable attorneys' fees and costs incurred in connection with any trial, arbitration, or other proceeding as well as all other relief granted in any suit or other proceeding.

11. United States dollars Denominated. All transactions herein shall be in United States dollars.

12. Entire Understanding. This Agreement contains the entire understanding between the parties hereto and supersedes any and all prior agreements, understandings and arrangements relating to the subject matter hereof. No amendment, modification or other change to, or waiver of any provision of this Agreement may be made unless such amendment, modification or change is set forth in writing and is signed by each of the parties hereto.

13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission.

14. Assignment. Upon the transfer of the debt pursuant to this Agreement or any portion thereof, the rights of Lender hereunder with respect to the debt or portion thereof so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a party to this Agreement as though an original signatory hereto, as long as:

 (a) Займодавец:

Net Element International, Inc.

Получатель: Джонатан Нью

Адрес: Address: 1450 S. Miami Avenue

Miami, FL 33130

USA

Телефон: +1 305.588.0122

или другому лицу на другой адрес, который Займодавец должен предоставить другой стороне в письменной форме.

(b) Заемщик:

INFRATONT EQUITIES INC.

Получатель: Осипов Сергей

Адрес: P.O. Box 3321, Drake Chambers, Road Town, Tortola, BVI

10. Судебные издержки. В случае возникновения спора между Сторонами выигравшая Сторона имеет право на возмещение всех обоснованно понесенных судебных издержек и расходов, понесенных в связи с любым судом, арбитражным судом или другими процедурами так же как и расходов на средства правовой защиты, которые использовались в суде или в других процедурах.

11. Валюта транзакций в долларах США. Все транзакции должны осуществляться в долларах США.

12. Исчерпывающее согласие. Этот договор представляет исчерпывающее соглашение между сторонами к настоящему моменту и заменяет любые и все предыдущие соглашения, договоренности и сделки, касающиеся предмета настоящего Договора. Ни одна поправка, исправление, дополнение, другие изменения или отказ от любых положений настоящего Договора не могут быть совершены, если они не изложены в письменной форме и не подписаны каждой из Сторон или ее уполномоченным представителем.

13. Дубликаты. Этот Договор может быть подписан в нескольких экземплярах, каждый из которых считается оригиналом, а все вместе составляют один и тот же Договор. Этот Договор, будучи подписанным одной из Сторон, должен быть доставлен другой Стороне незамедлительно по факсу.

14. Уступки. В случае уступки прав кредитора полностью или в части в соответствии с настоящим Договором права Займодавца как кредитора по отношению к долгу или его части должны быть автоматически переданы правопреемнику. С этого момента правопреемник становится участником данного договора, послe удовлетворения нижеследующих условий:

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 (i) the Borrower is, within a reasonable period oftime following such transfer, furnished with written notice of the name and address ofsuch transferee, and

(ii) the transferee agrees in writing with the Borrower to be bound by all of the provisions hereof.

15. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

16. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

In witness whereof, the parties hereto have executed this Agreement as of the day and year first above written.

Lender:

Net Element International, Inc.

- legal entity under the U.S. law (State Delaware);

- registration number 3762193;

- registration date February 06, 2004;

- location and mailing address: 1450 Sauze Miami Avenue, Miami, FL-33130, United States of America

- account number: 31033590

- SWIFT: CHASGB2L

- name of the bank: JP Morgan

- address of the bank: 25 Bank Street Canary Wharf, London, United Kingdom

By: _/s/ Dmitry Kozko____________

Dmitry Kozko

Borrower:

INFRATONT EQUITIES INC.

P.O. Box 3321, Drake Chambers, Road Town, Tortola, BVI

Bank: AO “Aizkraukles Banka”:

IBAN: LV 29AIZK0001140079833

Bank Address: Elizabetes iela 23, Riga, LV-1010,Latvija

S.W.I.F.T.: AIZK LV 22

By: _/s/ Sergey Osipov __________

Attorney-in-Fact Sergey Osipov

(power of attorney dated August 27, 2012 effective to September 16, 2013)

 (i) Заемщик в течение обоснованного периода времени после такой передачи прав должен получить письменное уведомление с именем и адресом правопреемника, и

(ii) правопреемник соглашается в свою очередь в письменной форме на обязательность для него всех положений Договора.

15. Заголовки. Заголовки в настоящем Договоре используются для удобства и не должны ограничивать или иным образом влиять на смысл Договора.

16. Третьи лица. Настоящий договор предназначен для пользы сторон, подписавших его и их наследников и правопреемников, а не для выгоды третьих лиц.

В подтверждение чего, стороны подписали данный договор в день и год указанные выше.

Займодавец:

Net Element International, Inc.

- юридическое лицо по праву США (штат Делавэр);

- регистрационный номер 3762193;

- дата регистрации 06.02.2004;

- место нахождения и почтовый адрес: 1450 Сауз Майами Авеню, Майами, FL-33130, Соединенные Штаты Америки

- номер счета: 31033590

- SWIFT: CHASGB2L

- наименование банка: JP Morgan

- адрес банка: 25 Bank Street, Canary Wharf, Лондон, Соединенное Королевство

Подпись: _/s/ Dmitry Kozko____________

Дмитрий Козко

Заемщик:

INFRATONT EQUITIES INC.

P.O. Box 3321, Drake Chambers, Road Town, Tortola, BVI

Bank: AO “Aizkraukles Banka”:

IBAN: LV 29AIZK0001140079833

Bank Address: Elizabetes iela 23, Riga, LV-1010, Latvija

S.W.I.F.T.: AIZK LV 22

Подпись: _/s/ Sergey Osipov __________

Поверенный Осипов Сергей

(доверенность от 27.08.2012, действует до 16.09.2013)

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